                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                         Date of Report: March 28, 2002
               (Date of Earliest Event Reported: March 15, 2002)

                              EL PASO CORPORATION
             (Exact name of Registrant as specified in its charter)

          DELAWARE                    1-14365                  76-0568816
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
     of incorporation)                                   Identification Number)

                                EL PASO BUILDING
                             1001 LOUISIANA STREET
                              HOUSTON, TEXAS 77002
              (Address of principal executive offices) (Zip Code)


                                 (713) 420-2600
              (Registrant's telephone number, including area code)


                                      N/A
         (Former name or former address, if changed since last report)

--------------------------------------------------------------------------------

ITEM 5. OTHER EVENTS.

          On March 15, 2002, El Paso Corporation filed its Annual Report on
Form 10-K which included typographical errors on Exhibit 99.1 -- Opinion of Independent Accountants, PricewaterhouseCoopers LLP. We are filing this Current
Report on Form 8-K to replace Exhibit 99.1 with the Report of Independent
Accountants on page 130 of our Form 10-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

     99.1   --  Report of Independent Accountants, PricewaterhouseCoopers LLP
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                                                                     Page 2 of 2


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           By:     /s/ JEFFREY I. BEASON
                                               ------------------------------
                                                     Jeffrey I. Beason
                                            Senior Vice President and Controller
                                                 (Chief Accounting Officer)

Dated: March 28, 2002


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                                 EXHIBIT INDEX

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
  EXHIBIT
  NUMBER                          DESCRIPTION
  -------                         -----------
   99.1         Report of Independent Accountants, PricewaterhouseCoopers LLP
